SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the "Agreement") is effective as of November 11, 2008, between and among Allergan, Inc., ("Allergan"), and Murray A. Johnstone, M.D., on the one hand (collectively "Plaintiffs"), and PhotoMedex, Inc. ("PhotoMedex"), and ProCyte Corporation ("ProCyte"), on the other hand (together "Defendants"). Plaintiffs and Defendants are sometimes collectively referred to herein as "the Parties."

WHEREAS, Defendants have been marketing, promoting and selling MD Lash Factor ® eyelash conditioner;

WHEREAS, Plaintiffs assert that any party that makes or sells an eyelash or other hair growth or enhancement product containing f-type prostaglandins or derivatives thereof (collectively "PGFs") as the active ingredient infringes United States Patent No. 6,262,105, entitled "Method of Enhancing Hair Growth" (the "'105 Patent");

WHEREAS, foreign counterparts of the '105 Patent have issued in Australia, Canada, France, Germany, Italy and the United Kingdom, and a corresponding application is pending in Japan;

WHEREAS, Allergan asserts that any party that makes or sells an eyelash or other hair growth or enhancement product containing a prostaglandin analogue with an amide group substituted in the alpha chain of the molecule ("Prostamide") as the active ingredient, infringes United States Patent No. 7,351,404, entitled "Method of Enhancing Hair Growth" (the "'404 Patent");

WHEREAS, a foreign counterpart of the '404 Patent has issued in Australia, and applications for foreign counterparts of the '404 Patent are pending;

WHEREAS, Allergan has the exclusive right to make, use, practice and vend the inventions described in the '105 Patent and the '404 Patent, and the first right to prosecute infringers of the '105 Patent and the '404 Patent;

WHEREAS, there is now pending in the United States District Court for the Central District of California, an action entitled *Allergan, Inc., et al. v. Cayman Chemical Company, et al.*, Case No. SACV07-1316 JVS (RNBx) (hereinafter referred to as "the Action"), in which PhotoMedex and ProCyte are defendants. An action entitled *ProCyte Corporation v. Murray A. Johnstone, et al.*, Case No. SACV 08-427 JVS (RNBx) (hereinafter referred to as the "ProCyte Action") has been consolidated for all purposes with the Action;

WHEREAS, in the Action, Plaintiffs seek monetary damages and injunctive relief against Defendants for alleged infringement of the '105 Patent and the '404 Patent;

WHEREAS, in the ProCyte Action, ProCyte seeks a declaration that MD Lash Factor® eyelash conditioner does not infringe the '105 Patent;

WHEREAS, Defendants deny Plaintiffs' allegations in the Action and deny that they have any liability to Plaintiffs whatsoever;

WHEREAS, Plaintiffs deny ProCyte's allegations in the ProCyte Action and deny that they have any liability to ProCyte whatsoever;

WHEREAS, the Parties wish to resolve their differences and bring all matters between them to a conclusion, and to avoid incurring further costs and burdens by entering into this Agreement without admitting any liability or obligation to one another;

NOW, THEREFORE, in consideration of the execution of this Agreement, the releases and covenants made herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each Party to this Agreement, the Parties intending to be legally bound, hereby agree as follows:

1. Consideration and Resolution of the Action.

1.1 Defendants shall cease and forbear from making, using, importing, offering for sale and/or selling for use anywhere in the Covered Territory (defined in section 1.2 below), MD Lash Factor® eyelash conditioner, or any hair growth or enhancement product that incorporates any PGF having an ester or carboxylic acid substituted in the alpha chain or Prostamide compound as an ingredient. Defendants have represented to Plaintiffs that they currently have certain quantities of MD Lash Factor ® eyelash conditioner in inventory, and Defendants may sell said existing inventory, provided, however, that Defendants shall cease and forebear from making, importing, offering for sale and/or selling MD Lash Factor ® eyelash conditioner for use anywhere in the Covered Territory no later than January 31, 2009.

1.2 As used herein, with respect to the '105 Patent, the "Covered Territory" includes the countries identified in Exhibit A and with respect to the '404 Patent, the "Covered Territory" includes the countries identified in Exhibit B. In the event a foreign counterpart of the '105 Patent or the '404 Patent issues in a country not listed on Exhibit A or Exhibit B hereto, Allergan shall promptly give Defendants notice of the issuance of such a patent. Following 90 days of the notice by Allergan to Defendants, any country identified in the notice shall become a part of the applicable "Covered Territory" for such patent.

1.3 Defendants hereby acknowledge, solely for purposes of settling the Action and the ProCyte Action, that the '105 Patent and the '404 Patent are valid and enforceable and hereby agree not to institute an independent action for declaratory judgment seeking a declaration that either the '105 Patent and/or the '404 Patent is invalid and/or unenforceable. In the event, however, that either Plaintiff institutes a future infringement action alleging that Defendants infringe either the '105 Patent and/or the '404 Patent or a foreign counterpart thereof, nothing in this Agreement shall be asserted to bar a defense or counterclaim of invalidity and/or unenforceability in such an action.

1.4 During the term of this Agreement, neither Defendants nor any of their officers, directors, and employees shall directly or indirectly assist any third party in litigation involving the validity, enforceability or infringement of the '105 Patent and/or the '404 Patent, or in any proceeding in the United States Patent and Trademark Office or any foreign counterpart

thereof. This Section shall preclude, without limitation, the provision of expert or consulting services to third parties, as well as any and all provision of information and documents to third parties (including the remaining defendants in the Action), except to the extent Defendants are required to provide materials or sworn testimony by way of subpoena or other formal process.

1.5 Subject to the provisions of Section 1.3 above, during the term of this Agreement, neither the Defendants nor any of their officers, directors, employees and agents shall in any way offer unfavorable opinions of the '105 Patent or the '404 Patent to any third party, including any assertion that either patent is invalid, unenforceable or not infringed by any third party.

1.6 Within 3 business days after execution of this Agreement by the Parties, the Parties shall file a motion requesting the dismissal of i) Defendants from the Action and from Plaintiffs' counterclaims in the ProCyte Action and ii) Plaintiffs from the ProCyte Action both with prejudice according to the form attached hereto as Exhibit C. All Parties hereby agree to join in said motion.

1.7 All Parties shall bear their own attorneys' fees and costs incurred in the Action and the ProCyte Action.

2. Releases.

2.1 Plaintiffs, on behalf of themselves, and their predecessors, successors, parent and subsidiary corporations, agents, assigns, shareholders, lenders and affiliates, do hereby release, and forever discharge Defendants and their suppliers, licensors, customers, resellers, agents, employees, directors, officers, and attorneys (including without limitation, Cayman Chemical Company, Cobe Chem Labs and La Canada Venture) from all claims, demands, and causes of action whatsoever, whether known or unknown, which have arisen from the factual and legal issues alleged in the Action and the ProCyte Action and all claims, demands, and causes of action of patent infringement arising from the manufacture, use, sale, offer for sale, or importation of MD Lash Factor® eyelash conditioner sold or shipped by Defendants at any time through and up to January 31, 2009. The releases provided for herein for parties other than Defendants themselves pertain only to those third parties' relationships and transactions with Defendants or involving Defendants' products; said third parties are not released with regard to their conduct unrelated to Defendants' activities and products.

2.2 Defendants, on behalf of themselves, and their predecessors, successors, parent and subsidiary corporations, agents, assigns, shareholders, lenders and affiliates, do hereby release, and forever discharge Plaintiffs and their agents, employees, directors, officers, and attorneys from all claims, demands, and causes of action whatsoever, whether known or unknown, which have arisen from the factual and legal issues alleged in the Action and the ProCyte Action at any time through and up to the effective date of this Agreement.

2.3 The foregoing releases do not extend to any claims, rights, or remedies the Parties may have under this Agreement.

3. **Waiver of California Civil Code Section 1542.**

3.1 The Parties understand and expressly agree that this Agreement extends to all claims relating to this Action and the ProCyte Action of every nature and kind, known or unknown, suspected or unsuspected, vested or contingent, arising from or attributable to any alleged act or omission of the Parties, or any of their respective agents, employees, or representatives. All rights granted to Plaintiffs and Defendants under Section 1542 of the Civil Code of the State of California, or any analogous law or regulation affecting any other jurisdiction, are hereby expressly waived. It is understood that Section 1542 of the California Civil Code provides as follows:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

3.2 The Parties expressly represent and acknowledge that they fully understand the effect of the waiver set forth in this Paragraph, and that they fully and voluntarily waive any and all rights they, or any of them, has or may have pursuant to Section 1542.

4. **Agreement Binding on Affiliates.**

The Parties understand and expressly agree that this Agreement shall bind and inure to the benefit of their parent and subsidiary corporations, affiliates, predecessors, successors, agents, and representatives.

5. **Representations and Warranties.**

5.1 The Parties represent and warrant (i) that no party has been induced to enter into this Agreement by any representations and warranties made by any other party to this Agreement (other than such representations which are expressly contained in this Agreement), (ii) that each party has been represented or has had the opportunity to be represented by independent legal counsel of its own choice throughout all of the negotiations that preceded the execution of this Agreement, and (iii) that in determining the value and the propriety of the settlement, each party has independently exercised due diligence and has in no way relied on statements, if any, made by any other party to this Agreement, their representatives, agents, employees or counsel.

5.2 The Parties represent and warrant that they are the owners of all rights and claims being dismissed, discharged or released herein and that no portions of those rights have been assigned or transferred to any other person or entity, nor have the Parties purported to assign or transfer any claim, including any claim for legal fees and costs, or any matter herein released, disclaimed, discharged, or terminated. Each party also represents and warrants that it has no knowledge of any such assignment to any individual or entity not a party to the Agreement. The Parties further agree to indemnify and hold each other harmless from any rights, claims, or causes of action which have been assigned or transferred contrary to the foregoing representation and from any and all loss, expense, judgment or settlement, and/or

of this Agreement, Allergan reserves the right to contact governmental authorities if it believes the product or the claim violates any law or regulation or is otherwise inappropriate. In addition, nothing in this Agreement shall limit Allergan's right to respond as it believes appropriate in its discretion if a governmental authority requests information directly from Allergan regarding Defendants or their products. This provision shall not in any way prevent Allergan from disclosing any information to its attorneys or in response to a lawful subpoena or court order requiring disclosure of information. Nothing in this Agreement will in any way restrict Allergan or its agents in its statements to Allergan directors, officers or employees.

9. Enforcement And Applicable Law and Venue.

9.1 In the event of a material breach of this Agreement by either Defendant and such Defendant's failure to cure said breach within 30 days of receiving written notice thereof, Plaintiffs may institute an action for breach of this Agreement.

9.2 The Parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without reference to choice of law principles. Any action to enforce this Agreement shall be filed and heard in the United States District Court for the Central District of California, Southern Division, or the Superior Court of the State of California, County of Orange, and all Parties consent to the jurisdiction of said Courts. In the event of a material breach of this Agreement, any Party may seek injunctive relief, and the Parties agree that damages are not an adequate remedy for a material breach of this Agreement.

10. Entire Agreement.

This Agreement constitutes a single integrated contract expressing the entire agreement of settlement and release among the Parties. There are no other agreements, written or oral, express or implied, between the Parties hereto expanding or modifying the terms of the Agreement, concerning the subject matter hereof. The provisions of this Agreement can only be modified or amended in a writing that expressly states that modification or amendment of this Agreement is intended.

11. Enforceability.

If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding any such illegality or unenforceability, this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted.

12. Severability.

In the event that any provision, condition, or covenant herein contained is held to be invalid, unenforceable, or void by any court of competent jurisdiction for any reason whatsoever, each such provision, condition, or covenant shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity of any other provision, condition, or covenant contained herein. If such condition, covenant or other provision shall be deemed invalid due to scope or breadth, such provisions shall be deemed valid to the extent of the scope or breadth permitted by law.

13. Waiver and Amendment.

No breach of any provision hereof can be waived unless in writing. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

14. Construction.

This Agreement will be interpreted according to its fair meaning, and not for or against any party to the Agreement. This Agreement shall not be construed against the Parties or their representatives who have drafted it or any portion of it. The captions of the sections of this Agreement are for the assistance of the Parties only and are not to be construed in any way as a part of this Agreement.

15. Survival of Representations.

All representations, warranties, and other agreements contained in this Agreement shall survive the execution and delivery of this Agreement by all Parties hereto.

16. Notice.

All correspondence and notices required to be provided to Defendants pursuant to this Agreement shall be delivered to Defendants at the following addresses:

Morgan, Lewis & Bockius LLP
Attn: Thomas B. Kenworthy, Esq.
1701 Market Street
Philadelphia, PA 19103

PhotoMedex, Inc.
Attn: President
147 Keystone Drive
Montgomeryville, PA 18936

All correspondence and notices required to be provided to Plaintiffs pursuant to this Agreement shall be delivered to Plaintiffs at the following address:

Gibson, Dunn & Crutcher LLP
Attn: Jeffrey T. Thomas, Esq.
3161 Michelson Drive
Irvine, California 92612-4412

William N. Scarff, Jr., Esq.
Chief Litigation Counsel
Allergan, Inc.
P.O. Box 19534
Irvine, CA 92623-9534

17. Execution of Agreement and Counterparts.

17.1 The Parties have carefully read this Agreement, and know and understand the contents, and have signed it freely and voluntarily, after consultation with legal counsel.

17.2 The Parties agree that this Agreement may be signed in one or more counterparts and that it shall be fully executed when signed by all Parties whether the signatures of all Parties appear on the original or one or more copies of this Agreement.

17.3 The Parties agree to sign two (2) originals of this Agreement so that each Party will have a fully executed original version of this Agreement.

17.4 The Parties further agree that original signatures of each party on this Agreement are not necessary to enforce this Agreement. Signatures transmitted via facsimile shall have the same force and effect as the originals.

18. Confidentiality

Until such time as the Court enters the dismissal of the Action and the ProCyte Action, the Parties agree to keep this Agreement confidential and to only disclose the existence or terms of this Agreement to those of its respective employees, officers, directors or attorneys as are necessary to authorize and effect the execution of this Agreement.

DATED: November 4, 2008

Allergan, Inc.

By: [signature]

F. Michael Ball

Its: President

DATED: 11-5-2008

Murray A. Johnstone, M.D.

[signature]

DATED: ____________

PhotoMedex, Inc.

By: ____________

Its: ____________

17. Execution of Agreement and Counterparts.

17.1 The Parties have carefully read this Agreement, and know and understand the contents, and have signed it freely and voluntarily, after consultation with legal counsel.

17.2 The Parties agree that this Agreement may be signed in one or more counterparts and that it shall be fully executed when signed by all Parties whether the signatures of all Parties appear on the original or one or more copies of this Agreement.

17.3 The Parties agree to sign two (2) originals of this Agreement so that each Party will have a fully executed original version of this Agreement.

17.4 The Parties further agree that original signatures of each party on this Agreement are not necessary to enforce this Agreement. Signatures transmitted via facsimile shall have the same force and effect as the originals.

18. Confidentiality

Until such time as the Court enters the dismissal of the Action and the ProCyte Action, the Parties agree to keep this Agreement confidential and to only disclose the existence or terms of this Agreement to those of its respective employees, officers, directors or attorneys as are necessary to authorize and effect the execution of this Agreement.

DATED: November 4, 2008	**Allergan, Inc.** By: ____________ F. Michael Ball Its: President
DATED: ____________	**Murray A. Johnstone, M.D.** ____________
DATED: November 7, 2008	**PhotoMedex, Inc.** By: ____________ Jeffrey F. O'Donnell Its: President

17. Execution of Agreement and Counterparts.

17.1 The Parties have carefully read this Agreement, and know and understand the contents, and have signed it freely and voluntarily, after consultation with legal counsel.

17.2 The Parties agree that this Agreement may be signed in one or more counterparts and that it shall be fully executed when signed by all Parties whether the signatures of all Parties appear on the original or one or more copies of this Agreement.

17.3 The Parties agree to sign two (2) originals of this Agreement so that each Party will have a fully executed original version of this Agreement.

17.4 The Parties further agree that original signatures of each party on this Agreement are not necessary to enforce this Agreement. Signatures transmitted via facsimile shall have the same force and effect as the originals.

18. Confidentiality

Until such time as the Court enters the dismissal of the Action and the ProCyte Action, the Parties agree to keep this Agreement confidential and to only disclose the existence or terms of this Agreement to those of its respective employees, officers, directors or attorneys as are necessary to authorize and effect the execution of this Agreement.

DATED: November 4, 2008

Allergan, Inc.

By: [signature]

F. Michael Ball

Its: President

DATED: 11-5-2008

Murray A. Johnstone, M.D.

[signature]

DATED: ______________

PhotoMedex, Inc.

By: ______________

Its: ______________

DATED: November 7, 2008

ProCyte Corporation

By: [signature]
Jeffrey F. O'Donnell

Its: President

APPROVED AS TO FORM:

DATED: ____________________

MORGAN, LEWIS & BOCKIUS LLP

By: ____________________
Thomas B. Kenworthy, Esq.
Attorney for PhotoMedex, Inc. and ProCyte Corporation

DATED: ____________________

GIBSON, DUNN & CRUTCHER LLP

By: ____________________
Jeffrey T. Thomas, Esq.
Attorney for Allergan, Inc. and Murray A. Johnstone, M.D.

DATED: November 7, 2008

ProCyte Corporation

By: Jeffrey F. O'Donnell

Its: President

APPROVED AS TO FORM:

DATED: November 7, 2008

MORGAN, LEWIS & BOCKIUS LLP

By: ______________________
Thomas B. Kenworthy, Esq.
Attorney for PhotoMedex, Inc. and ProCyte Corporation

DATED: ______________________

GIBSON, DUNN & CRUTCHER LLP

By: ______________________
Jeffrey T. Thomas, Esq.
Attorney for Allergan, Inc. and Murray A. Johnstone, M.D.

DATED: ______________________

ProCyte Corporation

By: ______________________________

Its: ______________________________

APPROVED AS TO FORM:

DATED: ______________________

MORGAN, LEWIS & BOCKIUS LLP

By: ______________________________
Thomas B. Kenworthy, Esq.
Attorney for PhotoMedex, Inc. and ProCyte Corporation

DATED: Nov. 10, 2008

GIBSON, DUNN & CRUTCHER LLP

By: ______________________________
Jeffrey T. Thomas, Esq.
Attorney for Allergan, Inc. and Murray A. Johnstone, M.D.

EXHIBIT A

Covered Territories for the '105 Patent and Foreign Counterparts

Australia
Canada
France
Germany
Italy
United Kingdom
United States

EXHIBIT B

Covered Territories for the '404 Patent and Foreign Counterparts

Australia
United States

EXHIBIT C

Thomas B. Kenworthy, PA State Bar 18418
Louis W. Beardell, Jr., PA State Bar No. 76907
Kenneth J. Davis, PA State Bar No. 87944
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921
Telephone: (215) 963-5000
Facsimile: (215) 963-5001
E-mail: tkenworthy@morganlewis.com
E-mail: lbeardell@morganlewis.com
E-mail: kdavis@morganlewis.com

Tricia A. Takagi, State Bar No. 227687
MORGAN, LEWIS & BOCKIUS LLP
5 Park Plaza, Suite 1750
Irvine, CA 92614
Telephone: (949) 399-7000
Facsimile: (949) 399-7001
E-Mail: ttakagi@morganlewis.com

Attorneys for Defendants
PROCYTE CORPORATION and
PHOTOMEDEX, INC.

Jeffery T. Thomas, SBN 106409
T. Kevin Roosevelt, SBN 205485
GIBSON, DUNN & CRUTCHER LLP
3161 Michelson Drive
Irvine, California 92612-4412
Telephone: (949) 451-3800
Facsimile: (949) 451-4220

Attorneys for Plaintiffs ALLERGAN, INC. and
MURRAY A. JOHNSTONE, M.D.

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ALLERGAN, INC., Plaintiff, vs. CAYMAN CHEMICAL COMPANY, JAN MARINI SKIN RESEARCH, INC., ATHENA COSMETICS, INTUIT BEAUTY, INC., CIVIC CENTER PHARMACY, and PHOTOMEDEX, INC., Defendants.	LEAD CASE NO. SACV07-1316 JVS (RNBx) Consolidated for All Purposes with CASE NO. SACV 08-427 JVS (RNBx) The Honorable James V. Selna **NOTICE OF MOTION AND JOINT MOTION OF PROCYTE CORPORATION, PHOTOMEDEX, INC., ALLERGAN, INC., AND MURRAY A. JOHNSTONE, M.D., FOR AN ORDER DISMISSING:**

(1) PROCYTE CORPORATION AND PHOTOMEDEX, INC. FROM THE ALLERGAN ACTION (LEAD ACTION) WITH PREJUDICE; AND

(2) THE ENTIRE PROCYTE ACTION (CONSOLIDATED ACTION), INCLUDING ALL CLAIMS AND COUNTERCLAIMS ASSERTED THEREIN, WITH PREJUDICE

Hearing:
Date:
Time:
Place: Courtroom 10C
411 West Fourth Street
Santa Ana, California

TO ALL PARTIES AND THEIR ATTORNEYS OF RECORD:

PLEASE TAKE NOTICE that on ________________, or as soon thereafter as the matter may be heard, in Courtroom 10C of the above-entitled Court, located at 411 West Fourth Street, Santa Ana, California, Plaintiffs Allergan, Inc. ("Allergan") and Murray A. Johnstone, M.D. ("Johnstone") (Allergan and Johnstone jointly as "Plaintiffs") and Defendants ProCyte Corporation ("ProCyte") and PhotoMedex, Inc. ("PhotoMedex") (ProCyte and PhotoMedex jointly as "Defendants") (Plaintiffs and Defendants referred to jointly as the "Parties"[1]), will and hereby do jointly move the Court pursuant to Fed. R. Civ. P. 42(a)(2) for an Order dismissing with prejudice the following:

(1) All claims asserted against Defendants ProCyte and PhotoMedex in the above-titled lead action, *Allergan, Inc. v. Cayman Chemical Company, et al.*, Case Number SACV 07-1316 JVS (RNBx) (the "Lead Action"); and

(2) All claims and counterclaims asserted in *ProCyte Corporation v. Allergan, Inc., at al.*, Case Number SACV 08-427 JVS (RNBx) (the "ProCyte

---

[1] For purposes of this Joint Motion, Allergan, Inc. and Murray A. Johnstone, M.D. will be referred to jointly as Plaintiffs as they are Plaintiffs in the Lead Action, although they are also Defendants and Counterclaimants in the Consolidated Action. Similarly, for purposes of this Joint Motion, ProCyte Corporation and PhotoMedex, Inc. will be referred to jointly as Defendants, although ProCyte Corporation is also the Plaintiff in the Consolidated Action.

Action"), which has been consolidated for all purposes with the above-titled Lead Action (the Lead Action and ProCyte Action together as the "Actions"). The agreed upon dismissals cover all claims and counterclaims asserted in the ProCyte Action and, therefore, the Parties jointly respectfully request a dismissal of the ProCyte Action in its entirety with prejudice.

The Parties have executed a mutually acceptable settlement agreement and have agreed to dismiss ProCyte and PhotoMedex from the Lead Action and the Parties' respective claims and counterclaims in the ProCyte Action with prejudice. Accordingly, ProCyte and PhotoMedex's continued presence in the Actions is no longer necessary. The Parties have agreed to bear their own costs and fees incurred as a result of the Actions. The Parties do not request oral argument on this Joint Motion.

This Joint Motion is based upon this Notice of Motion and Joint Motion, the accompanying Memorandum of Points and Authorities, the [Proposed] Order lodged concurrently herewith, the complete records and files in the Actions, and any other matters of which this Court may take judicial notice.

Dated: November 11, 2008

MORGAN, LEWIS & BOCKIUS LLP

By /S/ TRICIA A. TAKAGI
Tricia A. Takagi
Thomas B. Kenworthy
Louis W. Beardell, Jr.
Kenneth J. Davis

Attorneys for Plaintiff and Counter-Defendant PROCYTE CORPORATION

Dated: November _11, 2008

GIBSON, DUNN & CRUTCHER LLP

By /S/ JEFFREY T. THOMAS
Jeffrey T. Thomas
T. Kevin Roosevelt

Attorneys for Defendants and Counter-Claimants Allergan, Inc. and Murray A. Johnstone, M.D.

Thomas B. Kenworthy, PA State Bar 18418
Louis W. Beardell, Jr., PA State Bar No. 76907
Kenneth J. Davis, PA State Bar No. 87944
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921
Telephone: (215) 963-5000
Facsimile: (215) 963-5001
E-mail: tkenworthy@morganlewis.com
E-mail: lbeardell@morganlewis.com
E-mail: kdavis@morganlewis.com

Tricia A. Takagi, State Bar No. 227687
Morgan, Lewis & Bockius LLP
5 Park Plaza, Suite 1750
Irvine, CA 92614
Telephone: (949) 399-7000
Facsimile: (949) 399-7001
E-Mail: ttakagi@morganlewis.com

Attorneys for Defendants
PROCYTE CORPORATION and
PHOTOMEDEX, INC.

Jeffery T. Thomas, SBN 106409
T. Kevin Roosevelt, SBN 205485
GIBSON, DUNN & CRUTCHER LLP
3161 Michelson Drive
Irvine, California 92612-4412
Telephone: (949) 451-3800
Facsimile: (949) 451-4220

Attorneys Plaintiffs ALLERGAN, INC. and
MURRAY A. JOHNSTONE, M.D.

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ALLERGAN, INC., Plaintiff, v. CAYMAN CHEMICAL COMPANY, a Colorado corporation; JAN MARINI SKIN RESEARCH, INC., a California corporation; ATHENA COSMETICS, a Nevada corporation; ATHENA BIOSCIENCE, LLC, a limited liability company; INTUIT BEAUTY, INC., a Nevada corporation; PHOTOMEDEX, INC., a Delaware corporation; PROCYTE CORPORATION, a	LEAD CASE NO. SACV07-1316 JVS (RNBx) Consolidated for All Purposes With CASE NO: SACV08-427 JVS (RNBx) The Honorable James V. Selna **MEMORANDUM OF POINTS AND AUTHORITIES IN SUPPORT OF JOINT MOTION OF PROCYTE CORPORATION, PHOTOMEDEX,INC., ALLERGAN,**

Washington corporation; COSMETIC ALCHEMY, LLC, a limited liability company; and GLOBAL MDRx, a Nevada corporation, Defendants.	**INC. AND MURRAY A. JOHNSTONE, M.D., FOR AN ORDER DISMISSING:** **(1) PROCYTE CORPORATION AND PHOTOMEDEX, INC. FROM THE ALLERGAN ACTION (LEAD ACTION) WITH PREJUDICE; AND** **(2) THE ENTIRE PROCYTE ACTION (CONSOLIDATED ACTION), INCLUDING ALL CLAIMS AND COUNTERCLAIMS ASSERTED THEREIN, WITH PREJUDICE** Hearing: Date: Time: Place: Courtroom 10C 411 West Fourth Street Santa Ana, California

Plaintiffs Allergan, Inc. ("Allergan") and Murray A. Johnstone, M.D. ("Johnstone") (Allergan and Johnston jointly as "Plaintiffs") and Defendants ProCyte Corporation ("ProCyte") and PhotoMedex, Inc. ("PhotoMedex") (ProCyte and PhotoMedex jointly "Defendants") (Plaintiffs and Defendants jointly as the "Parties"[1]), respectfully request that this Court dismiss with prejudice, pursuant to Rule 41(a)(2) of the Federal Rules of Civil Procedure, the following:

(1) All claims asserted against Defendants ProCyte and PhotoMedex in the above-titled lead action, *Allergan, Inc. v. Cayman Chemical Company, et al.*, Case Number SACV 07-1316 JVS (RNBx) (the "Lead Action"); and

[1] For purposes of this Joint Motion, Allergan, Inc. and Murray A. Johnstone, M.D. will be referred to jointly as Plaintiffs as they are Plaintiffs in the Lead Action, although they are also Defendants and Counterclaimants in the Consolidated Action. Similarly, for purposes of this Joint Motion, ProCyte Corporation and PhotoMedex, Inc. will be referred to jointly as Defendants, although ProCyte Corporation is also the Plaintiff in the Consolidated Action.

(2) All claims and counterclaims asserted in *ProCyte Corporation v. Allergan, Inc., at al.*, Case Number SACV 08-427 JVS (RNBx) (the "ProCyte Action"), which has been consolidated for all purposes with the above-titled Lead Action (the Lead Action and ProCyte Action together as the "Actions"). The agreed upon dismissals cover all claims and counterclaims asserted in the ProCyte Action and, therefore, the Parties jointly respectfully request a dismissal of the ProCyte Action in its entirety with prejudice.

The Parties have executed a mutually acceptable settlement agreement and have agreed to dismiss ProCyte and PhotoMedex from the Lead Action and the Parties' respective claims and counterclaims in the ProCyte Action with prejudice. Accordingly, ProCyte and PhotoMedex's continued presence in the Actions is no longer necessary. The Parties have agreed to bear their own costs and fees incurred as a result of the Actions. The Parties do not request oral argument on this Joint Motion.

This Court has the authority to dismiss ProCyte and PhotoMedex from the Lead Action, and the entire ProCyte Action, including all claims and counterclaims asserted therein, pursuant to Rule 41(a)(2). "The Ninth Circuit has long held that the decision to grant a voluntary dismissal under Rule 41(a)(2) is addressed to the sound discretion of the District Court." *Hamilton v. Firestone Tire & Rubber Co., Inc.*, 679 F.2d 143, 145 (9th Cir. 1982) (upholding entry of voluntary dismissal under Rule 41(a)(2)) (citations omitted).

For the foregoing reasons, the Parties respectfully request that: (1) ProCyte and PhotoMedex be dismissed with prejudice from Allergan and Johnstone's Complaint in the Lead Action; and (2) that the ProCyte Action, and all claims and counterclaims asserted therein as against all Parties, be dismissed with prejudice.

Dated: November 11, 2008

MORGAN, LEWIS & BOCKIUS LLP

By /S/ TRICIA A. TAKAGI
Tricia A. Takagi
Thomas B. Kenworthy
Louis W. Beardell, Jr.
Kenneth J. Davis

Attorneys for Defendants PROCYTE CORPORATION and PhotoMedex, Inc.

Dated: November 11, 2008

GIBSON, DUNN & CRUTCHER LLP

By /S/ JEFFREY T. THOMAS
Jeffrey T. Thomas
T. Kevin Roosevelt

Attorneys for Plaintiffs Allergan, Inc. and Murray A. Johnstone, M.D.

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ALLERGAN, INC., Plaintiff, v. CAYMAN CHEMICAL COMPANY, a Colorado corporation; JAN MARINI SKIN RESEARCH, INC., a California corporation; ATHENA COSMETICS, a Nevada corporation; ATHENA BIOSCIENCE, LLC, a limited liability company; INTUIT BEAUTY, INC., a Nevada corporation; PHOTOMEDEX, INC., a Delaware corporation; PROCYTE CORPORATION, a Washington corporation; COSMETIC ALCHEMY, LLC, a limited liability company; and GLOBAL MDRx, a Nevada corporation, Defendants.	LEAD CASE NO. SACV07-1316 JVS (RNBx) Consolidated for All Purposes With CASE NO: SACV08-427 JVS (RNBx) The Honorable James V. Selna **[PROPOSED] ORDER DISMISSING:** **(1) PROCYTE CORPORATION AND PHOTOMEDEX, INC. FROM THE ALLERGAN ACTION (LEAD ACTION) WITH PREJUDICE; AND** **(2) THE ENTIRE PROCYTE ACTION (CONSOLIDATED ACTION), INCLUDING ALL CLAIMS AND COUNTERCLAIMS ASSERTED THEREIN, WITH PREJUDICE** [Filed concurrently with Notice of Motion and Joint Motion; Memorandum of Points and Authorities]

The Court, having considered the Joint Motion of ProCyte Corporation, PhotoMedex, Inc., Allergan, Inc. and Murray A. Johnstone, M.D. and all documents and arguments related thereto, hereby ORDERS as follows:

(1) All claims asserted against Defendants ProCyte Corporation and PhotoMedex, Inc. are dismissed with prejudice in the above-titled action *Allergan, Inc. v. Cayman Chemical Company, et al.*, Case No. SACV07-1316 JVS (RNBx) (the "Lead Action");

(2) All claims and counterclaims asserted in *ProCyte Corporation v. Allergan, Inc., et al.*, Case No. SACV 08-427 JVS (RNBx) (the "ProCyte Action"), which has been consolidated for all purposes with the Lead Action, is dismissed in its entirety with prejudice, including the Complaint filed in the ProCyte Action by Plaintiff ProCyte Corporation against Defendants Allergan, Inc. and Murray A. Johnstone, M.D. and the Counterclaim filed by Defendants Allergan, Inc. and Murray A. Johnstone, M.D. against Plaintiff ProCyte Corporation; and

(3) That ProCyte Corporation, PhotoMedex, Inc., Allergan, Inc. and Murray A. Johnston, M.D. shall each bear their own costs and fees incurred as a result of the Lead Action and the ProCyte Action.

IT IS SO ORDERED.

DATED: ____________________, 2008 ____________________________

Honorable James V. Selna

Respectfully submitted by:

MORGAN, LEWIS & BOCKIUS LLP
Thomas B. Kenworthy
Kenneth J. Davis
Tricia A. Takagi

By /s/ Tricia A. Takagi
Tricia A. Takagi
Attorneys for Defendants ProCyte Corporation and PhotoMedex, Inc.

GIBSON, DUNN & CRUTCHER LLP
Jeffrey T. Thomas
T. Kevin Roosevelt

By /s/ Jeffrey T. Thomas
Jeffrey T. Thomas
Attorneys for Plaintiffs Allergan, Inc. and Murray A. Johnstone, M.D.